UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 2, 2025

Goldman Sachs Real Estate Finance Trust Inc

(Exact name of registrant as specified in its charter)

Maryland	000-56667	99-2025085
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 West Street, New York New York
10282
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 902-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry into a Material Definitive Agreement.

On June 6, 2025, Goldman Sachs Real Estate Finance Trust Inc (the “Company”) entered into a Fourth Amended and Restated Advisory Agreement (the “Advisory Agreement”) with its advisor, Goldman Sachs & Co. LLC. The Advisory Agreement is effective as of June 10, 2025. The terms of the Advisory Agreement are consistent with those of the advisory agreement that was previously in effect except that the term of the Advisory Agreement has been extended by a year to June 10, 2026, subject to an unlimited number of successive one-year renewals upon mutual consent of the parties.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 6, 2025, REFT Mulberry Street LLC (“Seller”), an indirect, wholly-owned subsidiary of the Company, entered into a Master Repurchase and Securities Contract Agreement (together with the related transaction documents, the “Repurchase Agreement”), with Morgan Stanley Mortgage Capital Holdings LLC, as administrative agent for the buyers, and Morgan Stanley Bank, N.A. (“MSBNA”), as a buyer, together with such other financial institutions party from time to time to the Repurchase Agreement as buyers (the “Buyers”), to finance the acquisition and origination by Seller of senior mortgage loans, junior mortgage loans, mezzanine loans and senior participation interests satisfying certain conditions set forth in the Repurchase Agreement. The Repurchase Agreement provides for asset purchases by the Buyers of up to $450 million (the “Facility”).

Advances under the Repurchase Agreement accrue interest at a per annum rate equal to the Term Secured Overnight Financing Rate (“SOFR”) for a one month period plus a spread as agreed upon by MSBNA and Seller for each transaction. The maturity date of the Facility is June 6, 2029, subject to an option by Seller to extend the term for a one-year extension period, which may be approved in MSBNA’s discretion and upon the satisfaction of certain customary conditions set forth in the Repurchase Agreement.

In connection with the Repurchase Agreement, the Company provided a Guaranty (the “Guaranty”), under which the Company guarantees up to a maximum liability of 25% of the then outstanding obligations of the Seller under the Repurchase Agreement. The Guaranty may become full recourse to the Company upon the commencement of certain events, including willful bad acts by Seller or the Company. The Company is also liable under the Guaranty for actual costs, expenses or liabilities actually incurred by Buyer resulting from customary “bad boy” events as described in the Guaranty.

The Repurchase Agreement and the Guaranty contain representations, warranties, covenants (including financial covenants), events of default and indemnities that are customary for similar repurchase facilities.

Item 3.02	Unregistered Sales of Equity Securities

On June 2, 2025, the Company sold unregistered shares of its common stock (the “Shares”) pursuant to its ongoing private offering (the “Offering”). The offer and sale of the Shares was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof and Regulation D thereunder. The following table details the Shares sold:

Title of Securities*	Number of Shares Sold	Aggregate Consideration
Class I Common Stock	855,629.737	$21,467,750
Class S Common Stock	353,142.458	$8,966,339	(1)

(1)	Includes upfront selling commissions of $109,526.
*

The Company views the different series of common stock (Series T, Series S, Series D and Series I) as being part of the same single class of common stock. However, in order to mirror common industry terminology, the Company refers to these separate series of common stock as “classes.”

The sale of the Shares in the Offering was made pursuant to subscription agreements entered into by the Company and the purchasers thereof. The Company relied, in part, upon representations from the purchasers in the subscription agreements that each purchaser was an accredited investor (as defined in Regulation D under the Securities Act).

Item 8.01	Other Information

Distributions

On or about June 10, 2025, the Company will pay distributions per share for each outstanding class of its common stock for the month of May 2025 in the amount set forth below. The gross distribution consists of a regular distribution in the amount of $0.1660 per share and a special distribution of $0.0240 per share.

	Gross Distribution	Distribution Fee	Net Distribution
Class S Common Stock	$0.1900	($0.0181)	$0.1719
Class I Common Stock	$0.1900	—	$0.1900
Non-voting Common Stock	$0.1900	—	$0.1900
Class F-I Common Stock	$0.1900	—	$0.1900

The net distribution for each class of common stock (which represents the gross distribution less distribution fees for the applicable class of common stock) are payable to stockholders of record as of the close of business on May 31, 2025 (the “Record Date”). There are no distribution fees with respect to shares of the Class I, Class F-I or non-voting common stock. As of the Record Date, the Company had no outstanding shares of Class T, Class D and Class F-II common stock. These distributions will be paid in cash or reinvested in the applicable class of common stock for stockholders participating in the Company’s distribution reinvestment plan.

Loan Origination

Phoenix Hotel

On May 30, 2025, the Company originated a $51.5 million floating rate, first mortgage loan collateralized by a 2021 vintage, 199-key asset hotel located in Phoenix, Arizona (“Phoenix Hotel”). The mortgage loan is intended to refinance the existing debt on the property. The initial term of the loan is three years and provides for two one-year extension options, subject to the satisfaction of certain pre-defined conditions by the borrower. Monthly payments consist of interest only at a rate of one month term SOFR plus 3.55%.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

10.1	Fourth Amended and Restated Advisory Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 6, 2025	Goldman Sachs Real Estate Finance Trust Inc

	By:	/s/ Mallika Sinha
	Name:	Mallika Sinha
	Title:	Chief Financial Officer